                                    FORM 8-A

                       Securities and Exchange Commission
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                             Inzeco Holdings, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Ontario, Canada                                         N/A
--------------------------------------------------------------------------------
       (State of incorporation                              (I.R.S. Employer
         or organization)                                  Identification No.)


               999 BARTON STREET, STONEY CREEK, ONTARIO L8E 5H4 CANADA
--------------------------------------------------------------------------------
                  (Address of principal executive offices)    (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]


If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [/]


Securities Act registration statement file number to which this form relates (if applicable): 333-50212.


Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                  Name of each exchange on which
         to be so registered                  each class is to be registered

              NONE
-------------------------------------------------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
-------------------------------------------------------------------------------
                                (Title of class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S
         SECURITIES TO BE REGISTERED

The information contained under the heading "Description of Securities -- Common Stock" of the Prospectus included in the Registrant's Registration Statement on Form SB-2, (Registration No. 333-50212), as amended, initially filed with the Securities and Exchange Commission on November 17, 2000, is hereby incorporated by reference.


ITEM 2.  EXHIBITS

3.1.1 Certificate of Incorporation of the Company (incorporated herein by reference to Exhibit 3.1.1 to the Registrant's Registration Statement No. 333-50212 initially filed with the Securities Exchange Commission on Form SB-2 on November 17, 2000 (the "Form SB-2")).

3.1.2 Amendment to the Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1.2 to Form SB-2 previously filed with the Commission).

3.1.3 Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1.3 to Form SB-2 previously filed with the Commission).

3.2.1 Bylaws of the Company (incorporated herein reference to Exhibit 3.2.1 to Form SB-2 previously filed with the Commission).

3.2.2 Amendment to Bylaws of the Company (incorporated by reference to Exhibit 3.2.2 to Form SB-2 previously filed with the Commission).

4.1 Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 to Form SB-2 previously filed with the Commission).


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated: February 1, 2001                      By: /S/ Warren Arseneau
                                                -------------------------------
                                                 Warren Arseneau
                                                 Chief Executive Officer